SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 10, 1996

                         THE NEW WORLD POWER CORPORATION
             (Exact name of registrant as specified in its charter)


     DELAWARE                       0-18260               52-1659436
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(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)              File Number)         Identification No.)

         The Farmhouse, 558 Lime Rock Road, Lime Rock, Connecticut 06039
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (860) 435-4000


                                       N/A
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         (Former name or former address, if changed since last report.)
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         Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 10, 1996, Price Waterhouse LLP ("Price Waterhouse") resigned as independent accountants to the Registrant. Price Waterhouse's accountant's report on the financial statements of the Registrant for the fiscal year ended December 31, 1995 (the period for which Price Waterhouse was engaged as independent accountants) did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Price Waterhouse to report in response to Item 304(a) of Regulation S-K,
Section 229.304(a).

         Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16 - Letter, dated September 10, 1996 from Price Waterhouse LLP to the Registrant.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             New World Power Corporation



Dated: September 17, 1996                    By: /s/ Frederic Mayer
                                                --------------------------------
                                                  Frederic Mayer
                                                  Acting Chief Financial Officer


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